UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2024

AVENIR WELLNESS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55908	90-1504639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15233 Ventura Blvd., Suite 420
Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

 (424) 273-8675

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Mutual Release and Settlement

On December 15, 2024 (the “Effective Date”), Avenir Wellness Solutions, Inc. (formerly known as Cure Pharmaceutical Holding Corp. and herein defined as the “Company”) entered into that certain Settlement Agreement with Mutual Releases (the “Settlement Agreement”) with Ionic Ventures, LLC (“Ionic”), pursuant to which the parties thereto agreed to, amongst other things, settle and amicably resolve any and all disputes  that had been or could have been raised between them as of the Effective Date (such settlement and resolutions, the “Settlement”), including the Action (as defined below). and the California Action (as defined below).

“Action” means the legal action bearing caption Cure Pharmaceutical Holding Corp. v. Ionic Ventures, LLC, Index No. 653827/2022 in the Supreme Court of the State of new York.

“California Action” means the legal action for the complaint filed by the Company against Ionic in California state court on April 12, 2022.

The Settlement Agreement is filed herein as Exhibit 10.1.

Conversion of the Original Notes

Pursuant to the Settlement Agreement, the parties agreed to partially convert the Original Notes (as defined below). Previously, the parties had entered into that certain Series A Subordinated Convertible Note between the Company and Ionic dated October 30, 2020 with the outstanding principal amount (as of December 15, 2024) of $3,468,000 (“Series A Note”) and that certain Series B Subordinated Convertible Note (the “Series B Note,” and, together with the Series A Note, the “Original Notes”) dated October 30, 2020 with an outstanding principal amount (as of December 15, 2024) of $8,792,599 (the Series A Note and Series B Note, collectively, the “Original Notes”). Prior to the Effective Date, Ionic had separately elected to convert  $449,027.00 of the Series A Note into 4,153,000 shares of common stock of the Company (“Common Stock,” and such conversion, the “Prior Conversion”). Pursuant to the Settlement Agreement, Ionic converted $449,027.00 of the Series A Note into 4,153,000 shares of Common Stock (such conversion, together with the Prior Conversion, the “Permitted Conversions,” and the portion of the Original Notes not subject to the Permitted Conversions, the “Remaining Note”).

New Note

Pursuant to the Settlement Agreement, the parties also exchanged the Remaining Note for a Senior Secured Note in the principal amount of $2,850,000.00, with principal and accrued interest due and payable in 24 months (such note, the “New Note”). Such principal amount is inclusive of the attorneys’ fees Ionic incurred in the Action on or prior to the Effective Date. Upon an event of default, the holder of the New Note may require the Company to redeem the portion of the New Note the holder elects to redeem at a cash price equal to the product of the outstanding amount to be redeemed multiplied by a redemption premium of 125%. The holder of the New Note also has the option of requiring the Company to redeem  all or any portion of the outstanding amount on the New Note not in excess of 50% of the net cash proceeds of an Eligible Subsequent Placement (as defined below). The New Note is mandatorily redeemable upon the occurrence of a Bankruptcy Event of Default (as defined in the New Note). At any time, the Company also has the right to redeem all or any portion of the outstanding amount remaining under the New Note for cash  at a price equal to the outstanding amount being redeemed as of such redemption date.

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All payments due under the New Note rank pari passu with the indebtedness described in Schedule 11(a) of the New Note and senior to all other indebtedness of the Company and its securities. The New Note is secured by a first priority perfected security interest in all of the existing and future assets of the Company and its direct and indirect subsidiaries, including a pledge of all of the capital stock of the each of the subsidiaries, as evidenced by (i) the security agreement included in the New Note as Exhibit A and the other security documents and agreements entered into in connection with the New Note and each of such other documents and agreements, as each may be amended or modified from time to time, collectively, the “Security Documents”), and (ii) a guaranty executed by each subsidiary of the Company in the form included in the New Note as Exhibit B, pursuant to which each of such subsidiaries guarantees the obligations of the Company under the Settlement Documents.

“Eligible Subsequent Placement” means each Subsequent Placement.

“Subsequent Placement” means any direct or indirect issuance, offer, sale, grant of any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) by the Company and/or any of its subsidiaries of any equity security and/or any equity-linked and/or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the Securities Exchange Act of 1933, as amended), any convertible securities, any options, any debt, any preferred stock and/or any purchase rights (other than, in each case, Excluded Securities, as such term is defined in the New Note) for gross cash proceeds to the Company and/or its subsidiaries of not less than $1,000,000 or series of transactions aggregating $1,000,000 or more.

The New Note is filed herein as Exhibit 10.2.

Bridge Loan

Separate from the Settlement and pursuant to the Settlement Agreement, Ionic agreed to purchase from the Company in a bridge financing a note in the amount of $125,000.000 on terms equal to or more favorable to Ionic as those reflected in the non-binding term sheet attached to Exhibit D of the Settlement Agreement filed herein (the “Term Sheet,” and such note, the “Bridge Note”) and the Securities Purchase Agreement for the Original Notes (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 2, 2020 and incorporated herein by reference. The parties have agreed that such principal amount will be released to the Company upon the Company’s first closing of this bridge financing with Ionic and/or other entities in an aggregate amount equal to or exceeding $500,000.000 (such amount to include the principal amount of $125,000.00 pursuant to the bridge financing note issued to Ionic). Such term sheet contemplates, amongst other things: securities to be sold in the anticipated financing in the aggregate principal amount of $1,500,000; a Bridge Note bearing an interest rate of 10% per annum, with principal and accrued interest through the note’s maturity date payable in a lump sum at maturity; a maturity date of two (2) years from the issuance date of the funding date of the note; a conversion option in which the note may be converted into shares of Common Stock at a 20% discount on the next qualifying financing round or rolled over into such qualifying financing round; and shares of Common Stock issuable to investors in the amount of $1.00 per share invested.

The foregoing descriptions of agreements and the transactions and documents contemplated thereby are a summary and are subject to and qualified in their entirety by reference to the Settlement Agreement and the exhibits thereto and the New Note, filed as Exhibits 10.1 and 10.2, respectively. The terms of such agreements are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Settlement Agreement with Mutual Releases between the Company and Ionic Ventures, LLC
10.2	Senior Secured Note between the Company and Ionic Ventures, LLC*
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

* Portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENIR WELLNESS SOLUTIONS, INC.

Date: December 26, 2024	By:	/s/ Joel Bennett
	Name:	Joel Bennett
	Title:	Chief Financial Officer

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